                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported)        June 10, 1997
                                                     -------------------



                                 First USA, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                       1-11030                 75-2291060
        --------                       -------                 ----------
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
  of incorporation or                                     Identification Number)
      organization)



1601 Elm Street, 46th Floor, Dallas, Texas                            75201
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(Address of principal executive offices)                             (Zip Code)



                   214-849-2195
----------------------------------------------------
(Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)
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Item 5.     Other Events.

           On June 10, 1997, First USA Bank (the "Bank"), a wholly-owned subsidiary of First USA Financial, Inc., which is a wholly-owned subsidiary of First USA, Inc., completed the securitization of approximately $1.205 billion of credit card receivables. The securitization consists of First USA Credit Card Master Trust Series 1997-3 and 1997-4.

           Series 1997-3 consists of $500,000,000 Class A Floating Rate Asset Backed Certificates, and $45,180,000 Class B Floating Rate Asset Backed Certificates, each with an average life of approximately five years. Series 1997-3 also consists of $57,230,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

           Series 1997-4 consists of $500,000,000 Class A Floating Rate Asset Backed Certificates, and $45,180,000 Class B Floating Rate Asset Backed Certificates, each with an average life of approximately ten years. Series 1997-4 also consists of $57,230,000 CIA Certificates, which will be subordinated to the Class A and Class B certificates and will provide credit enhancement for the benefit of certificate holders.

           First USA Bank services the receivables that are included in the securitization and will continue to service the accounts associated with such receivables following the securitization.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (a)       Not applicable.

            (b)       Not applicable.

            (c)       Exhibits:

      1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-3, dated as of May 22, 1997, between First USA Bank and Bear Stearns & Co. Inc., as Representative of the Underwriters set forth therein.

      1.2 Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-4, dated as of May 28, 1997 between First USA Bank and Bear Stearns & Co. Inc. as Representative of the Underwriters set forth therein.

      99.1 Series 1997-3 Supplement, dated as of June 10, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and the Bank of New York (Delaware), as Trustee.

      99.2 Series 1997-4 Supplement, dated as of June 10, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

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

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 25, 1997

                                 First USA, Inc.



                                 By:  /s/ Peter W. Atwater
                                      ---------------------------
                                      Peter W. Atwater
                                      Executive Vice President



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

                                  EXHIBIT INDEX


    Exhibit No.                    Description                          Page No.
    -----------                    -----------                          --------

        1.1 Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-3, dated as of May 22, 1997 between First USA Bank and Bear, Stearns & Co., Inc. as Representative of the Underwriters set forth therein.


        1.2 Underwriting Agreement of First USA Credit Card Master Trust, Series 1997-4, dated as May 28, 1997 between First USA Bank and Bear Stearns & Co. Inc. as
                Representative of the Underwriters set forth therein.


       99.1 Series 1997-3 Supplement, dated as of June 10, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and the Bank of New York (Delaware), as Trustee.


       99.2 Series 1997-4 Supplement, dated as of June 10, 1997, to the Pooling and Servicing Agreement, dated as of September 1, 1992, between First USA Bank, as Transferor and Servicer, and The Bank of New York (Delaware), as Trustee.

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